Exhibit 10.15
EXECUTION VERSION
STOCKHOLDERS AGREEMENT
     THIS STOCKHOLDERS AGREEMENT (this “Agreement”) is made and entered into as of December 5, 2007 (the “Effective Date”), by and among Generations Holding, Inc., a Delaware corporation (the “Company”), each of the Persons listed on Schedule I attached hereto (the “Spectrum Group Stockholders”), each of the Persons listed on Schedule II attached hereto or who otherwise agree to be bound by the provisions hereof as an Other Stockholder by executing a joinder agreement (each such Person an “Other Stockholder” and collectively, the “Other Stockholders”), and each of the Persons listed on Schedule III attached hereto or who otherwise agree to be bound by the provisions hereof as a Management Stockholder by executing a joinder agreement (each such Person a “Management Stockholder” and collectively, the “Management Stockholders”) (the Spectrum Group Stockholders, the Other Stockholders and the Management Stockholders are collectively referred to herein as the “Stockholders,” and each as a “Stockholder”). Unless otherwise indicated herein, capitalized terms used herein are defined in Section 12 hereof.
RECITALS
     WHEREAS, the parties hereto desire to enter into this Agreement to establish the composition of the Company’s board of directors (the “Board”), to restrict the sale, assignment, transfer, encumbrance or other disposition of the Stockholder Shares (as defined below) and to provide for certain rights and obligations in respect thereto as hereinafter provided.
AGREEMENT
     NOW, THEREFORE, the parties hereto agree hereby as follows:
     1. Voting Agreement and Proxy.
     (a) From and after the Effective Date and until the provisions of this Section 1 cease to he effective, each Stockholder shall vote all of its Stockholder Shares which are voting shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within such holder’s control (whether in such holder’s capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:
          (i) the authorized number of directors on the Board shall be a number established by the Spectrum Group Stockholders from time to time, which shall initially be four (4) members and shall in no event be less than four (4) members;
          (ii) the following persons shall be elected to the Board:

               (A) two (2) representatives shall be designated by the Spectrum Group Stockholders (determined on the basis of a vote of the holders of the majority of the Stockholder Shares held by the Spectrum Group Stockholders), who shall initially be Victor E. Parker and Benjamin C. Spero;
               (B) the Chief Executive Officer of the Company; provided, that the person serving pursuant to this clause (B) may be removed from the Board in connection with the cessation of such person’s employment with the Company; and
               (C) one representative shall be an independent director nominated by the Spectrum Group Stockholders and reasonably acceptable to the Other Stockholders (determined on the basis of a vote of the holders of the majority of the Stockholder Shares held by the Other Stockholders), which shall initially be Chuck Boesenberg; and
          (iii) the removal from the Board (with or without cause) of any representative designated hereunder by any party shall be at such party’s written request, but only upon such written request and under no other circumstances (in each case, determined by the party entitled to designate any such representative pursuant to this Section 1(a)).
     (b) The rights of the Spectrum Group Stockholders to designate directors pursuant to paragraphs 1(a)(ii)(A) and (C) above shall terminate at such time as the Spectrum Group Stockholders collectively hold in the aggregate less than 20% of the Stockholder Shares purchased by the Spectrum Group Stockholders on the date hereof.
     (c) The Company shall reimburse the Board members or their designees reasonable travel expenses and other reasonable out-of-pocket fees and expenses (including the reasonable fees and expenses of accountants, attorneys and other advisors retained by the Board members) incurred in connection with fulfilling their duties as Board members (or members of any committee of the Board) or otherwise in connection with performing services on or for the benefit of the Company or otherwise.
     (d) Any vacancy on the Board existing on the date hereof or resulting from the increase in the authorized number of directors comprising the Board shall be filled by the Spectrum Group Stockholders.
     (e) Each Stockholder hereby appoints Spectrum Equity Investors as its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of the capital stock of the Company owned by it (whether now owned or hereafter acquired) with respect to the election of the Board of the Company in order to implement the provisions of this Section 1. The proxy and power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable, and shall survive the death, disability, incompetency, bankruptcy, insolvency or dissolution of any such Stockholder and the transfer of all or any portion of Stockholder Shares held by such Stockholder and shall extend to the heirs, successors, assigns and personal representatives of such Stockholder. Each such Stockholder will, from time to time as requested by Spectrum Equity Investors, execute and deliver such further instruments, ancillary agreements or other documents or take such other actions as may be necessary or

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advisable to give effect to, confirm, evidence or effectuate the purposes of the proxy granted by this Section 1(d) and each other provision of this Agreement.
          (f) The provisions of this Section 1 shall terminate automatically and be of no further force and effect upon the earlier to occur of (i) the consummation of an Approved Sale and (ii) the completion of a Public Offering.
          2. Restrictions on Transfer of Stockholder Shares.
          (a) Transfer of Stockholder Shares. No holder of Stockholder Shares (other than the Spectrum Group Stockholders) may sell, transfer, assign, pledge, encumber or otherwise directly or indirectly dispose of (a “Transfer”) any interest in any Stockholder Shares, including to the Company or any of its Subsidiaries, without the prior written consent of the Spectrum Group Stockholders holding a majority of the Spectrum Shares (the “Spectrum Holders”), except Transfers pursuant to and in accordance with paragraphs 2(b), 2(c) or 5 below.
          (b) Participation Rights.
               (i) At least 30 days prior to any Transfer of shares of any class of Company Stock by any Spectrum Group Stockholder for value (other than pursuant to a Spectrum Exempt Transfer or an Approved Sale), the transferring member of the Spectrum Group Stockholders will deliver written notice (the “Sale Notice”) to the Company and the Investor Stockholders (excluding the Spectrum Group Stockholders), specifying in reasonable detail the identity of the prospective transferee(s) (the “Proposed Purchaser”) and the terms and conditions of the Transfer. Notwithstanding the restrictions contained in this Section 2, any or all of the Investor Stockholders (excluding for purposes hereof the Spectrum Group Stockholders) may elect to participate in the contemplated Transfer by delivering written notice (a “Tag-Along Notice”) to the transferring Spectrum Group Stockholder within 10 days after delivery of the Sale Notice. If no Tag-Along Notice is received by such Spectrum Group Stockholder within such 10 day period, then such Investor Stockholders shall have no right to participate in the Transfer, and such Spectrum Group Stockholder shall have the right for a six-month period to transfer to the Proposed Purchaser up to the number of shares of Company Stock stated in the Sale Notice, on terms and conditions no move favorable to the Spectrum Group Stockholder than those stated in the Sale Notice. If any Investor Stockholders (other than the Spectrum Group Stockholders) have elected to participate in such Transfer, each of the transferring Spectrum Group Stockholders and such participating Investor Stockholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of such class of Company Stock equal to the product of (A) the quotient determined by dividing the number of shares of such class of Company Stock owned by such person (calculated on a Fully Diluted Basis) by the aggregate number of shares of such class of Company Stock owned by the transferring Spectrum Group Stockholders and the Other Stockholders (each calculated on a Fully Diluted Basis) participating in such sale and (B) the number of shares of such class of Company Stock to be sold in the contemplated Transfer. Notwithstanding the foregoing, in the event that the transferring Spectrum Group Stockholder(s) intend to Transfer shares of more than one class of Company Stock, then such Investor Stockholders participating in such Transfer shall be required to sell in the contemplated Transfer a pro rata portion of shares of all such classes of Company Stock (to the extent such participating Investor Stockholders own any shares of such

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other classes of Company Stock), which portion shall be determined in the manner set forth immediately above.
For example (by way of illustration only), if the Sale Notice contemplated a sale of 100 shares of Company Stock by the transferring Spectrum Group Stockholder, and if the transferring Spectrum Group Stockholder at such time owns 30% of the Company Stock and if only one Investor Stockholder elects to participate and owns 20% of the Company Stock, the transferring Spectrum Group Stockholder would be entitled to sell 60 shares (30% ÷ 50% x 100 shares) and such Investor Stockholder would be entitled to sell 40 shares (20% ÷ 50% x 100 shares).
               (ii) The transferring Spectrum Group Stockholder will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of such participating Investor Stockholders in any contemplated Transfer, and the transferring Spectrum Group Stockholder will not transfer any of its Company Stock to the prospective transferee(s) unless (A) simultaneously with such Transfer, the prospective transferee or transferees purchase from such participating Investor Stockholders the Company Stock which such participating Investor Stockholders are entitled to sell to such prospective transferee(s) pursuant to paragraph 2(b)(i) above or (B) simultaneously with such Transfer, the transferring Spectrum Group Stockholder purchases (on the same terms and conditions on which such shares were sold to the transferee(s)) the number of shares of such class of Company Stock from such participating Investor Stockholders which such participating Investor Stockholders would have been entitled to sell pursuant to paragraph 2(b)(i) above. Each such participating Investor Stockholder holding then-exercisable rights to acquire shares of a class of Company Stock will be given a reasonable opportunity to exercise such rights prior to the consummation of the contemplated Transfer.
               (iii) The transferring Spectrum Group Stockholder and such participating Investor Stockholders will hear their pro-rata share (based upon the number of shares sold by such Person of each class of Company Stock in relation to the number of shares sold by all Persons in such Transfer of such class of Company Stock (with each class to bear such expenses based upon the relative distribution priorities and preferences of each such class in relation to the other)) of the out-of-pocket costs of any Transfer pursuant to this Section 2(b) which are borne by the Spectrum Group Stockholders to the extent such costs are incurred for the benefit of all Persons participating in the Transfer and are not otherwise paid by the Company or the acquiring party. Costs incurred by such Investor Stockholders participating in the Transfer on their own behalf will not be considered costs of the Transfer hereunder.
               (iv) In connection with the foregoing, such Investor Stockholder electing to participate in such Transfer hereby appoints Spectrum Equity Investors as its true and lawful proxy and attorney-in-fact, with full power of substitution, to transfer the Company Stock pursuant to the terms of such Transfer and to execute any purchase agreement or other documentation required to consummate such Transfer. Such Investor Stockholder agrees to execute and deliver any other documentation reasonably required to consummate the Transfer pursuant to this Section 2(b). Notwithstanding the foregoing, if such Investor Stockholder electing to participate in such Transfer does not agree to execute and deliver or does not execute

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and deliver any documentation required by this Section 2(b) or otherwise requested by the Spectrum Group Stockholder or the Proposed Purchaser in connection with the Transfer, such investor Stockholder shall not be entitled to participate in the proposed transfer. The powers granted herein shall be deemed to be coupled with an interest, shall be irrevocable and shall survive death, incompetency or dissolution of any such Investor Stockholder.
          (c) Permitted Transfers. The restrictions contained in paragraph 2(a) will not apply to (i) a Public Sale, (ii) an Approved Sale, (iii) a Transfer of Stockholder Shares by any Stockholder to an irrevocable living trust solely for the benefit of such Stockholder and such Stockholder’s spouse and/or descendants or pursuant to the laws of descent and distribution, (iv) a Transfer of Stockholder Shares by a Management Stockholder to a “Permitted Transferee” as defined under any executive stock agreement or option agreement to which such Management Stockholder is a party so long as such Transfer complies with the provisions of such executive stock agreement or option agreement, (v) a Transfer pursuant to Section 2(b) above or (vi) a Transfer of Stockholder Shares to any investment vehicle under common control with the holder of such Stockholder Shares, so long as such investment vehicle remains under common control with the transferring Stockholder for as long as it continues to own any Stockholder Shares; provided that the restrictions contained in this Agreement will continue to apply to the Stockholder Shares after any Transfer pursuant to clauses (iii) or (iv) above and the transferees of such Stockholder Shares pursuant to such clauses shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Stockholder Shares pursuant to clauses (iii) or (iv) of this paragraph 2(c), the transferor will deliver a written notice to the Company and the other parties to this Agreement, which notice will disclose in reasonable detail the identity of such transferee.
          (d) Termination of Restrictions. The rights and restrictions set forth in this Section 2 will continue with respect to each Stockholder Share until the earlier of (i) the date on which such Stockholder Share has been transferred in a Public Sale or (ii) the occurrence of a Public Offering.
          3. Bring-Along Right.
          (a) Bring-Along Sale. If any Spectrum Group Stockholder seeks a Transfer of shares of any class or series of Company Stock (other than a Transfer that would qualify as a Spectrum Exempt Transfer or an Approved Sale) to a Proposed Purchaser that is an Independent Third Party or is the Company, upon the request of such Spectrum Group Stockholder, each holder of Stockholder Shares will sell to such Proposed Purchaser at the same price and on the same terms as such Spectrum Group Stockholder, the number of shares of such class or series of Company Stock equal to the product of (A) the quotient determined by dividing the number of shares of such class or series of Company Stock that the Spectrum Group Stockholders propose to transfer by the total number of shares of such class or series of Company Stock held by the Spectrum. Group Stockholders, multiplied by (B) the number of shares of such class or series of Company Stock then held by such holder of Stockholder Shares. Notwithstanding the foregoing, in the event that the transferring Spectrum. Group Stockholder intends to transfer shares of more than one class of Company Stock, each holder of Stockholder Shares shall be required to sell in the contemplated transfer a pro rata portion of shares of all such classes of Company Stock (to the extent such holders of Stockholder Shares own any shares of such other classes of Company

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Stock), which portion shall be determined in the manner set forth immediately above. Each holder of Stockholder Shares shall be obligated to join on a pro rata basis (based on the number of shares of the applicable class or series of Company Stock to be transferred) in any indemnification or other obligations that the Spectrum Group Stockholder is required to provide in connection with the such transfer (other than any such obligations that related solely to a particular Stockholder, such as indemnification with respect to representations and warranties given by a Stockholder regarding such Stockholder’s title to and ownership of Stockholder Shares, in respect of which only such Stockholder shall be liable); provided that no holder shall be obligated in connection with such indemnification or other obligations with respect to any amount in excess of the consideration received directly or indirectly by such holder in connection with such transfer. Each holder of Stockholder Shares will take all necessary or desirable actions in connection with the consummation of such transfer as requested by the Spectrum Group Stockholder.
          (b) Bring-Along Notice. At least 20 days prior to making any Bring-Along Sale, the Spectrum Group Stockholder shall, if it determines that the holders of Stockholder Shares shall participate in such transfer, deliver each such holder written notice (the “Bring-Along Notice”), specifying in reasonable detail the identity of the Proposed Purchaser and the terms and conditions of the transfer.
          (c) Costs. Each holder of Stockholder Shares will bear its pro-rata share (based upon the number of shares sold by such holder of each class of Company Stock in relation to the number of shares sold by all holders in such Bring-Along Sale (with each class to bear such expenses based upon the relative distribution priorities and preferences of each such class in relation to the other)) of the costs of any sale of Stockholder Shares pursuant to this Section 3 borne by the Spectrum Group Stockholders to the extent such costs are incurred for the benefit of all holders of Stockholder Shares and are not otherwise paid by the acquiring party. Costs incurred by holders of Stockholder Shares on their own behalf will not be considered costs of the transaction hereunder.
          (d) Proxy. In connection with a transfer pursuant to this Section 3, each holder of Stockholder Shares hereby appoints Spectrum Equity Investors as its true and lawful proxy and attorney-in-fact, with full power of substitution, to transfer such Stockholder Shares pursuant to the terms of such transfer and to execute any purchase agreement or other documentation required to consummate such transfer. The proxy and power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable and shall survive the death, disability, incompetency, bankruptcy, insolvency or dissolution of any such holder of Stockholder Shares and the transfer of all or any portion of Stockholder Shares held by such holder and shall extend to the heirs, successors, assigns and personal representatives of such holder. Each holder of Stockholder Shares will, from time to time as requested by Spectrum Equity Investors, execute and deliver such further instruments, ancillary agreements or other documents or take such other actions as may be necessary or advisable to consummate such transfer.
          (e) Termination of Bring-Along Right. If a holder of Stockholder Shares receives its proportionate share of the purchase price from a Bring-Along Sale, but has failed to deliver certificates (or other documentation, if applicable) representing its shares as described in

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this Section 3, it shall have no voting rights, shall not be entitled to dividends or other distributions and shall have no other rights or privileges granted to stockholders under applicable law or this Agreement with respect to such shares. The provisions of this Section 3 shall terminate upon the occurrence of a Public Offering.
          4. Preemptive Rights.
          (a) If the Company or any of its Subsidiaries proposes to issue and sell any of its equity securities or any securities containing options or rights to acquire any equity securities or any securities convertible into equity securities to any Person, the Company will offer to sell to each Investor Stockholder a portion of the number or amount of such securities proposed to be sold in any such transaction or series of related transactions equal to the product of the percentage each such Investor Stockholder holds of all Company Stock then held by aft of the Stockholders by the number of securities proposed to be issued and sold by the Company in any such transaction or series of related transactions, all for the same price and upon substantially the same terms and conditions (taking into account and in a manner consistent with the relative size of the investment by each of the Investor Stockholders) as the securities that are being offered to such Person in such transaction or series of transactions; provided that if Stockholders entitled to purchase or receive such stock or securities are required to also purchase other securities of the Company, the Investor Stockholders exercising their rights pursuant to this Section 4 shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other stockholders are required to purchase.
          (b) Notwithstanding the foregoing, the provisions of this Section 4 shall not be applicable to the issuance of equity securities (i) upon the conversion of shares of one class of capital stock into shares of another class, (ii) as a stock dividend or any stock split or other subdivision or combination of the outstanding equity securities, (iii) in any transaction in respect of a security that is offered to all Investor Stockholders on a pro rata basis, (iv) as consideration in connection with a business acquisition or a strategic partnership, (v) pursuant to a debt financing from a bank, institutional lender or similar financial institution, (vi) pursuant to a commercial lending transaction with a leasing entity, (vii) in connection with the grant or exercise of stock or options to employees or directors of the Company or any of its Subsidiaries or (viii) in a public offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act; and further, the provisions of this Section 4 shall terminate upon completion of a Public Offering.
          (c) The Company will cause to be given to the Investor Stockholders a written notice setting forth in reasonable detail the terms and conditions upon which the Investor Stockholders may purchase such shares or other securities (the “Preemptive Notice”). After receiving a Preemptive Notice, any Investor Stockholder wishing to exercise the preemptive rights granted by this Section 4 must give notice to the Company in writing, within 30 days after the date that such Preemptive Notice is deemed given pursuant to Section 21, that such Investor Stockholder irrevocably agrees to purchase the shares or other securities offered pursuant to this Section 4 on the date of sale to such Person (the “Preemptive Reply”). If any Investor Stockholder fails to make a Preemptive Reply in accordance with this Section, shares or other securities offered to such Investor Stockholder in accordance with this Section may thereafter, for a period not exceeding 90 days following the expiration of such 30-day period, be issued,

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sold or subjected to rights or options to any Spectrum Group Stockholder or any Person at a price not less than the price at which they were offered to the Investor Stockholders and on other terms and conditions no more favorable to the purchasers thereof than those offered to the Investor Stockholders. Any such shares or other securities not so issued, sold or subjected to rights or options to any Spectrum Group Stockholder or any Person during such 90 day period will thereafter again be subject to the preemptive rights provided for in this Section 4. Except as set forth in this Section 4, the Investor Stockholders shall have no other preemptive rights with respect to the issuance or sale of equity securities by the Company.
          5. Sale of the Company.
          (a) If the Spectrum Holders approve (and, in the case of any sale or other fundamental change which requires the approval of the board of directors of a Delaware corporation pursuant to the Delaware General Corporation Law, the Board shall have approved such sale) a sale of all or substantially all of the Company’s assets determined on a consolidated basis or a sale of a majority of the Company’s outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any Independent Third Party or group of Independent Third Parties (collectively an “Approved Sale”), the Company shall deliver written notice to the Stockholders setting forth in reasonable detail the terms and conditions of the Approved Sale (including, to the extent then determined, the consideration to be paid with respect to each class of the Company’s capital stock). Each holder of Stockholder Shares will consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Stockholder Shares will waive any dissenter’s rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock (including by recapitalization, consolidation, reorganization, combination or otherwise), each holder of Stockholder Shares will agree to sell all of its Stockholder Shares and rights to acquire Stockholder Shares on the terms and conditions approved by the Board and such Spectrum Holders. Each holder of Stockholder Shares shall he obligated to join, severally and not jointly, on a pro rata basis (based on the number of shares of the applicable class or series of Company Stock to be sold) in any indemnification or other obligations that the sellers of Stockholder Shares are required to provide in connection with the Approved Sale (other than any such obligations that relate solely to a particular Stockholder, such as indemnification with respect to representations and warranties given by a Stockholder regarding such Stockholder’s title to and ownership of Stockholder Shares being sold, in respect of which only such Stockholder shall be liable); provided that no holder shall be obligated in connection with such indemnification or other obligations with respect to any amount in excess of the consideration received directly or indirectly by such holder in connection with such transfer (including a pro rata portion of any indebtedness of the Company discharged at the closing of such Approved Sale). Each holder of Stockholder Shares will take all requested or desirable actions in connection with the consummation of the Approved Sale as requested by the Spectrum Group Stockholders.
          (b) The obligations of the holders of Company Stock with respect to an Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Company Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Company Stock would have received if such aggregate consideration had been distributed by the

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Company in complete liquidation pursuant to the rights and preferences set forth in the Company’s Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Company Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Company Stock will be given the same option and (iii) each holder of then currently exercisable rights to acquire shares of a class of Company Stock will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Company Stock.
          (c) If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Stockholder Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated by the Securities and Exchange Commission) reasonably acceptable to the Company. If any holder of Stockholder Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Stockholder Shares declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.
          (d) Each holder of Stockholder Shares will bear its pro-rata share (based upon the number of shares sold by such holder of each class of Company Stock in relation to the number of shares sold by all holders in such Approved Sale of such class of Company Stock (with each class to bear such expenses based upon the relative distribution priorities and preferences of each such class in relation to the other)) of the out-of-pocket costs of any sale of Stockholder Shares pursuant to an Approved Sale which are borne by the Spectrum Group Stockholders to the extent such costs are incurred for the benefit of all holders of Stockholder Shares and are not otherwise paid by the Company or the acquiring party. Costs incurred by holders of Stockholder Shares on their own behalf will not be considered costs of the transaction hereunder.
          (e) In connection with an Approved Sale, each holder of Stockholder Shares (other than CIT Lending Services Corporation) hereby appoints Spectrum Equity Investors as its true and lawful proxy and attorney-in-fact, with full power of substitution, to transfer such Stockholder Shares pursuant to the terms of such Approved Sale and to execute any purchase agreement or other documentation required to consummate such Approved Sale. The powers granted herein shall be deemed to be coupled with an interest, shall be irrevocable and shall survive death, incompetency or dissolution of any such holder of Stockholder Shares.
          (f) The provisions of this Section will terminate upon the earlier to occur of (i) the consummation of an Approved Sale and (ii) completion of a Public Offering.
          6. Public Offering. If the Board and the Spectrum Holders approve a Public Offering, the holders of Stockholder Shares will take all necessary or desirable actions at the Company’s expense in connection with the consummation of the Public Offering. If such Public Offering is an underwritten offering and the managing underwriters advise the Company in

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writing that in their opinion the Company Stock structure will adversely affect the marketability of the offering, each holder of Stockholder Shares will consent to and vote for a recapitalization, reorganization and/or exchange of the Company Stock into securities that the managing underwriters, the Board and the Spectrum Holders find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that the resulting securities reflect and are consistent with the rights and preferences set forth in the Company’s Certificate of Incorporation as in effect immediately prior to such Public Offering.
          7. Information Rights. The Company shall deliver to any Stockholder who owns shares of Common Stock representing at least 5.0% of the Company’s Common Stock on a Fully Diluted Basis copies of the quarterly and annual financial reports of the Company in such form as such reports are required to be delivered to the Company’s senior lenders pursuant to that certain Credit and Guaranty Agreement, dated as of December 5, 2007 (as amended from time to time, the “Credit Agreement”), by and among the Company, as borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, CIT Lending Services Corporation, as Administrative Agent, and the other parties listed on the signature pages thereto, as soon as available but in any event within 30 days after the date upon which such reports must be delivered to the Company’s senior lenders in accordance with the Credit Agreement. Following any termination of the Credit Agreement, the Company shall continue to deliver to any Stockholder who owns shares of Common Stock representing at least 5.0% of the Company’s Common Stock on a Fully Diluted Basis copies of quarterly and annual financial reports of the Company in form and substance substantially similar to those that were delivered pursuant to the Credit Agreement.
          8. Legend. Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the Transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such Transfer) will be stamped or otherwise imprinted with a legend in substantially the following form:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO A STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 5, 2007, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”
The Company will imprint such legend on certificates evidencing Stockholder Shares. The legend set forth above will be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with Section 12 hereof.
          (b) Upon the request of any Stockholder, the Company will promptly supply to such Stockholder or its prospective transferees all information regarding the Company

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required to be delivered in connection with a Transfer pursuant to Rule 144A of the Securities and Exchange Commission.
          (c) If any Stockholder Shares become eligible for sale pursuant to Rule 144(k) of the Securities and Exchange Commission or no longer constitute “restricted securities” (as defined under Rule 144(a) of the Securities and Exchange Commission), the Company shall, upon the request of the holder of such Stockholder Shares, remove the legend set forth in Section 8(a) above from the certificates for such securities.
          9. Transfer. Prior to Transferring any Stockholder Shares (other than in a Public Sale, a Transfer by a participating Investor Stockholder pursuant to Section 2(b) or in an Approved Sale) to any Person, the transferring Stockholder will cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement. The provisions of this Section 9 shall terminate upon the earlier to occur of (i) the consummation of an Approved Sale and (ii) completion of a Public Offering.
          10. Executives. The Company shall require any executive employee of the Company or any of its Subsidiaries who acquires securities of the Company or any Subsidiary to execute a counterpart to this Agreement or otherwise agree to be bound by the terms of this Agreement.
          11. Limitation on Duties.
          (a) Subject to Section 11(b) below, in the event that any of Investor Stockholders or any of their respective Affiliates, partners, members, officers, employees, directors or agents acquires knowledge of a potential transaction or other matter that may be a corporate opportunity for the Company or any of its Subsidiaries, such person shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or its subsidiaries and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to the Company, its Subsidiaries or any of its Affiliates for breach of any duty (contractual or otherwise) by reason of the fact that such person directly or indirectly pursues or acquires such opportunity for itself, directs such opportunity to another person, or does not present such opportunity to the Company, its Subsidiaries or any of its Affiliates.
          (b) The Investor Stockholders and their respective Affiliates shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly, (i) engage in the same or similar business activities or lines of business as the Company or its Subsidiaries, and (ii) do business with any client or customer of the Company or its Subsidiaries; provided, however, that so long as any Stockholder (other than CIT Lending Services Corporation, Hercules Technology Growth Capital, Inc. or Sorenson Media, Inc. or any of their respective Affiliates) continues to own Company Stock, such Stockholder and its Affiliates shall not, directly or indirectly, hold an investment in, own, manage or control any business or entity that is a Competitor to the Company or its Subsidiaries without the prior written consent of the Spectrum Group Stockholders (determined on the basis of a vote of the holders of the majority of the Stockholder Shares held by the Spectrum Group Stockholders). For the avoidance of doubt, if a business or entity that is a Competitor to the Company or its Subsidiaries that was previously approved by the Spectrum Group Stockholders (in terms of it being owned, managed or

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controlled by an Investor Stockholder or its Affiliates) proposes to engage in an acquisition of, investment in or other relationship granting it management or control, or engage in a joint venture or partnership arrangement with, a business or entity that is also a Competitor to the Company or its Subsidiaries, a separate approval from the Spectrum Group Stockholders shall be required for such acquisition, joint venture or partnership arrangement.
          12. Definitions.
          “Affiliate” of a Stockholder means any other Person controlling, controlled by or under common control with the Stockholder and, in the case of a Stockholder which is a partnership or a limited liability company, any partner or member, respectively, of the Stockholder. For purposes of this definition, control of a Person shall mean the ownership of greater than 10% of the equity securities of such Person on a fully-diluted basis.
          “Certificate of Incorporation” means the Company’s certificate of incorporation in effect at the time as of which any determination is being made.
          “Common Stock” means the Company’s Common Stock, par value $0.01 per share.
          “Company Stock” means, collectively, the Common Stock and any other class or series of shares of capital stock hereafter created by the Company.
          “Competitor” means any Person a significant portion of whose business is, in the good faith judgment of the Board, directly or indirectly competitive with a material portion of the business of the Company.
          “Fully Diluted Basis” means without duplication, all shares of Company Stock issued or issuable directly or indirectly upon the exercise or exchange of all outstanding options, warrants or similar rights, excluding outstanding options that are Out of the Money or not then exercisable or fully vested.
          “Independent Third Party” means any Person who (together with its Affiliates), immediately prior to the contemplated transaction, does not own in excess of 10% of the Company Stock on a fully-diluted basis (a “10% Owner”), who is not an Affiliate of any such 10% Owner and who is not the spouse or descendant (by birth or adoption), parent or dependent of any such 10% Owner or a trust for the benefit of such 10% Owner and/or such other Persons.
          “Investor Stockholders” means the Spectrum Group Stockholders and the Other Stockholders.
          “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of October 10, 2007, by and among the Company, Haley Acquisition Corporation, The Generations Network, Inc. and David C. Moon.
          “Other Stockholder Shares” means (i) any Company Stock received by the Other Stockholders pursuant to the Merger Agreement or otherwise acquired by any of the Other Stockholders, and (ii) any equity securities issued or issuable directly or indirectly with respect

12

to the Company Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.
          “Out of the Money” means, in the case of an option, that the fair market value per share of the shares of Company Stock which the holder thereof is entitled to purchase or subscribe for is less than the exercise price per share of such option.
          “Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an entity, an investment fund, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
          “Public Offering” means an initial public offering by the Company of its capital stock to the public effected pursuant to an effective registration statement under the Securities Act, or any comparable statement under any similar United States federal statute then in effect.
          “Public Sale” means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act, to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act or pursuant to the provisions of Rule 144(k) adopted under the Securities Act.
          “Securities Act” means the Securities Act of 1933, as amended from time to time.
          “Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof
          “Spectrum Equity Investors” means Spectrum Equity Investors V, L.P., a Delaware limited partnership.
          “Spectrum Exempt Transfer” means (i) a Transfer among the Spectrum Group Stockholders or their Affiliates or to an employee of the Company or any of its Subsidiaries or any member of the Board, (ii) a Transfer to any stockholder, member or partner of any Spectrum Group Stockholder (and any subsequent transfers by such stockholders, member, or partners to the extent the transferee is a stockholder, member or partner of any Spectrum Group Stockholder), (iii) a sale of Company Stock by a Spectrum Group Stockholder in a Public Sale, or (iv) one or more Transfers within the first year following the Effective Date to Persons of any class or series of Company Stock representing, in the aggregate with all other Transfers effected pursuant to this clause (iv), not more than 20% of the shares of such class or series of Company Stock held by the Spectrum Group Stockholder; provided, however, that the restrictions contained in this Agreement will continue to apply to the Spectrum Shares after any Transfer pursuant to clauses (i) or (ii) above and the transferees of such Spectrum Shares pursuant to such clauses shall agree in writing to be bound by provisions of this Agreement as a Spectrum Group Stockholder if such transferee is an Affiliate of the transferring Spectrum Group Stockholder or as an Other Stockholder if such transferee is not an Affiliate of such Spectrum Group Stockholder.

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          “Spectrum Shares” means (i) any Company Stock received by the Spectrum Group Stockholders pursuant to the Merger Agreement (ii) any equity securities otherwise acquired by the Spectrum Group Stockholders and (iii) any equity securities issued or issuable directly or indirectly with respect to the Company Stock referred to in clauses (i) or (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.
          “Stockholder Shares” means the Spectrum Shares, the Other Stockholder Shares and any Company Stock owned directly or indirectly by the Management Stockholders. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.
          “Subsidiary” means with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership, membership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, limited liability company, association or business entity.
          13. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement will be void, and the Company will not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.
          14. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement (including the schedules hereto) will be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the Spectrum Group Stockholders; provided that if such amendment or waiver would adversely affect a holder or group of holders of Stockholder Shares in a manner different than any other holders of Stockholder Shares, then such amendment or waiver will require the consent of such holder of Stockholder Shares or a majority of the Stockholder Shares held by such group of holders adversely affected; provided, further, that the addition of any Person as a party hereto (as a member of the Spectrum Group Stockholders or otherwise) pursuant to the execution of a joinder to all or any portion of this Agreement shall not constitute a modification, amendment or waiver of this Agreement. The failure of any party to enforce any of the provisions of this Agreement

14

shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The Company will give prompt written notice to the Stockholders of any amendments, modifications, or waivers of the provisions of this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
          15. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
          16. Additional Parties; Joinder. The Company may permit any Person who acquires Company Stock or rights to acquire Company Stock after the date hereof (the “Acquired Shares”) to become a party to this Agreement and to succeed to all of the rights and obligations of a “holder of Stockholder Shares” under this Agreement by obtaining an executed joinder to this Agreement from such Person in a form acceptable to the Company. Upon the execution and delivery of the joinder by such Person, such Person’s Acquired Shares shall be Stockholder Shares hereunder, and such Person shall be a “holder of Stockholder Shares” under this Agreement with respect to the Acquired Shares.
          17. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, that certain Contribution Agreement dated as of the date hereof between the Company and the purchasers party thereto (the “Contribution Agreement”) and that certain Registration Rights Agreement dated as of the date hereof between the Company and certain of its stockholders (the “Registration Rights Agreement”) embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
          18. Prior Agreements. The parties hereto hereby agree and acknowledge that this Agreement replaces, preempts and supersedes any similar agreements among the stockholders of the Company or any of its Subsidiaries entered into prior to the date hereof, including, without limitation, that certain Amended and Restated Consolidated Stockholder Rights Agreement, dated as of January 7, 2005, by and among The Generations Network, Inc. f/k/a MyFamily.com, Inc., an indirect, wholly owned subsidiary of the Company, and its stockholders.
          19. Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

15

          20. Counterparts. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.
          21. Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and each Stockholder will have the right to seek injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any Person who is not a signatory hereto or any successor or permitted assign of a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.
          22. Notices. Any notice provided for in this Agreement will be in writing and will be either personally delivered, or delivered by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the address set forth below or at any address listed in the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.
To the Company:
Generations Holding, Inc.
c/o Spectrum Equity Investors
333 Middlefield Road, Suite 200
Menlo Park, CA 94025
Attention: Victor E. Parker
With a copy to:
Spectrum Equity Investors
333 Middlefield Road, Suite 200
Menlo Park, CA 94025
Attention: Victor E. Parker
Facsimile: (415) 464-4601
And to:
Kirkland & Ellis LLP
555 California Street, Suite 2700
San Francisco, CA 94104
Attention: David A. Breach, Esq.
Facsimile: (415) 439-1500

16

If to any member of the Spectrum Group Stockholders:
Spectrum Equity Investors
333 Middlefield Road, Suite 200
Menlo Park, CA 94025
Attention: Victor E. Parker
Facsimile: (415) 464-4601
With a copy to:
Kirkland & Ellis LLP
555 California Street, Suite 2700
San Francisco, CA 94104
Attention: David A. Breach, Esq.
Facsimile: (415) 439-1500
If to any member of the Other Stockholders:
          At the address listed on Schedule II
          If to any member of the Management Stockholders:
          At the address listed on Schedule III.
          23. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware,
          24. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
*****

17

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first written above.

GENERATIONS HOLDING, INC.
By:	/s/ Victor E. Parker
Victor E. Parker
Chief Executive Officer and President

(Stockholders Agreement)

SPECTRUM GROUP STOCKHOLDERS:

SPECTRUM EQUITY INVESTORS V, L.P.

By:	Spectrum Equity Associates V, L.P.
Its:	General Partner

By:	SEA V Management, LLC
Its:	General Partner

By:	/s/ Victor E. Parker
Victor E. Parker
Managing Director

SPECTRUM V INVESTMENT MANAGERS’ FUND, L.P.

By:	SEA V Management, LLC
Its:	General Partner

By:	/s/ Victor E. Parker
Victor E. Parker Managing Director

SPECTRUM ONLINE PARTNERS, LLC

By:	/s/ Victor E. Parker
Victor E. Parker
Authorized Signatory
(Stockholders Agreement)

OTHER STOCKHOLDERS:

CSFB STRATEGIC PARTNERS III VC HOLDINGS, L.P.

By:	DLJ MB Advisors, Inc.
Its:	Indirect General Partner

By:	/s/ Peter Song
Peter Song Vice President
(Stockholders Agreement)

INDUSTRY VENTURES FUND IV, L.P.

By:	Industry Ventures Management IV, L.L.C.
Its:	General Partner

By:	/s/ Hans D. Swildens
Hans D. Swildens
Managing Member
(Stockholders Agreement)

INDUSTRY VENTURES ACQUISITION FUND, L.P.

By:	Industry Ventures Management IV, L.L.C.
Its:	General Partner

By:	/s/ Hans D. Swildens

Hans D. Swildens
Managing Member
(Stockholders Agreement)

INDUSTRY VENTURES DIGITAL, L.L.C.

By:	Industry Ventures Management IV, L.L.C.
By:	Industry Ventures Fund IV, L.P.
By:	Industry Ventures Acquisition Fund, L.P.

By:	/s/ Hans D. Swildens

Hans D. Swildens
Managing Member
(Stockholders Agreement)

W CAPITAL PARTNERS II, L.P.

By:	WCP GP II, L.P., its General Partner
By:	WCP GP II, L.L.C., its General Partner

By:	/s/ David Wachter
David Wachter
Managing Member
(Stockholders Agreement)

AMBERBROOK IV LLC

By:	Willowridge IV LLC
Its:	Managing Member

By:	/s/ Jerrold Newman
Jerrold Newman
Manager
(Stockholders Agreement)

CROSSLINK VENTURES IV, L.P.

By:	Crosslink Ventures IV Holdings, L.L.C.
Its:	General Partner

By:	/s/ Gerri H. Grossmann
Name:	Gerri H. Grossmann
Title:	Member
(Stockholders Agreement)

CROSSLINK CROSSOVER FUND IV, L.P.

By:	Crossover Fund IV Management, L.L.C.
Its:	General Partner

By:	/s/ Gerri H. Grossmann
Name:	Gerri H. Grossmann
Title:	Member
(Stockholders Agreement)

OFFSHORE CROSSLINK OMEGA VENTURES IV (a Cayman Islands Unit Trust)

By:	Crosslink Ventures IV Holdings, L.L.C.
Its:	Investment Manager

By:	/s/ Gerri H. Grossmann
Name:	Gerri H. Grossmann
Title:	Member
(Stockholders Agreement)

OMEGA BAYVIEW IV, L.L.C.

By:	/s/ Gerri H. Grossmann
Name:	Gerri H. Grossmann
Title:	Member
(Stockholders Agreement)

CROSSLINK OMEGA VENTURES IV GMBH & CO. KG

By:	Crosslink Verwaltungs GmbH
Its:	General Partner

By:	/s/ Gerri H. Grossmann
Name:	Gerri H. Grossmann
Title:	Member
(Stockholders Agreement)

AG 91 TRUST U/A/D 12/18/91

By:	/s/ Joyce Gray
Name:	Joyce Gray
Title:	Trustees
(Stockholders Agreement)

[SORENSON MEDIA, INC.]

By:	/s/ Jim Sorenson
Name:	Jim Sorenson
Title:	CEO
(Stockholders Agreement)

CIT LENDING SERVICES CORPORATION

By:	/s/ Marcy Dean

Name:	Marcy Dean
Title:	Vice President
(Stockholders Agreement)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ K. Nicholas Martitsch

Name:	K. Nicholas Martitsch
Title:	Associate General Counsel
(Stockholders Agreement)

ZION’S SBIC

By:	/s/ Kent Madsen
Name:	Kent Madsen
Title:	Managing Director
(Stockholders Agreement)

WASATCH VENTURE CORPORATION

By:	/s/ Kent Madsen
Name:	Kent Madsen
Title:	Managing Director
(Stockholders Agreement)

JABE, L.L.C.

By:	/s/ Timothy C. Draper 12/3/07
Name:	Timothy C. Draper
Title:	Managing Director
(Stockholders Agreement)

ADAMS STREET 2006 DIRECT FUND, L.P.

By:	ASP 2006 Direct Management, LLC
Its:	General Partner

By:	Adams Street Partners, LLC
Its:	Managing Member

By:	/s/ Matt Crisp
Matt Crisp
Partner

ADAMS STREET 2007 DIRECT FUND, L.P.

By:	ASP 2007 Direct Management, LLC
Its:	General Partner

By:	Adams Street Partners, LLC
Its:	Managing Member

By:	/s/ Matt Crisp
Matt Crisp
Partner
(Stockholders Agreement)

/s/ Timothy Sullivan
Timothy Sullivan
(Stockholders Agreement)

/s/ David Nerrow
David Nerrow
(Stockholders Agreement)

/s/ Peter Mills
Peter Mills
(Stockholders Agreement)

/s/ Brion B. Applegate Brion B. Applegate
(Stockholders Agreement)

/s/ Jon Callaghan
Jon Callaghan
(Stockholders Agreement)

/s/ Marc Poirier
Marc Poirier
(Stockholders Agreement)

/s/ William Collatos
William Collatos
(Stockholders Agreement)

/s/ Randy J. Henderson
Randy J. Henderson
(Stockholders Agreement)

ROBERT & CHRISTINA TILLMAN GIFT TRUST dtd 5/17/1995

By:	/s/ Walter S. Scott
Name:	Walter S. Scott
Title:	Trustee
(Stockholders Agreement)

ALEXANDER S. LUSHTAK IRREVOCABLE GIFT TRUST dtd 11/20/1992

By:	/s/ Robert J. Hoffman
Name:	Robert J. Hoffman
Title:	Trustee

By:	/s/ Robert R. Tillman

Name:	Robert R. Tillman
Title:	Trustee
(Stockholders Agreement)